                                                                   EXHIBIT 10.10

Qualified Retirement Plan
Flexible Standardized 401(k) Plan
General Information Sheet / Summary Plan Description

EMPLOYER INFORMATION

Your Employer has adopted a 401(k) Plan for the benefit of you and your co-workers. This Plan is designed to help you meet your financial needs during your retirement years. Your Employer must follow certain rules and requirements to maintain this Plan. This General Information Sheet provides some of the details of the Plan and should be used in conjunction with the Summary Plan Description (SPD) Booklet which is provided by your Employer. Definitions of terms referenced with capitalization in this document can be found in the Definitions portion of the SPD Booklet.

Name of Plan                  VANDA PHARMACEUTICALS INC 401(k) Profit Sharing
                                 Plan & Trust
Name of Adopting Employer     VANDA PHARMACEUTICALS INC
Address                       47 HULFISH STREET SUITE 310
Telephone  609-683-3667       Employer's Federal Tax Identification
                                 Number 03-0491827
Plan Sequence Number 001      Employer's Fiscal Year End  12/31

SECTION ONE: EFFECTIVE DATES

This is the initial adoption of a plan by the Employer. The Plan Effective Date is _____________.

If this is a restatement of an existing qualified plan (a Prior Plan), the Prior Plan was initially effective on 01/01/2003.

The restatement Effective Date is 06/24/2005.

SECTION TWO: ELIGIBILITY

See Section titled Eligibility and Participation of the SPD Booklet.

AGE AND SERVICE: You will become eligible to participate in the Plan after you satisfy the age and service requirements as identified for each contribution type.

Age:     Elective Deferrals 21    Matching Contributions 21   Employer Profit Sharing Contributions 21

YEARS OF
ELIGIBILITY
SERVICE: Elective Deferrals 0     Matching Contributions 0    Employer Profit Sharing Contributions 0

Are all Employees considered to have met the age and service requirements described above if employed on the Plan Effective Date of this Plan?
[X] Yes [ ] No

EXCLUSION OF       All Employees may become eligible to participate in the Plan
CERTAIN CLASSES    except the following.
OF EMPLOYEES       [X] Employees covered by the terms of a collective bargaining agreement (e.g., union agreement) unless the collective bargaining agreement specifies that the Employees must be covered by the Plan.

                   [X] Employees who are nonresident aliens and receive no
                       earned income from the Employer within the United States.

                   [X] Employees who become Employees as a result of an asset or stock acquisition, merger, or similar transaction involving a change in the Employer of a trade or business (during the transition period only).

HOURS REQUIRED FOR ELIGIBILITY: The number of Hours of Service you must be employed to complete a Year of Eligibility Service is 1000. The number of Hours of Service you must exceed to avoid a Break in Eligibility Service is 500.

Employees shall be given credit for eligibility purposes for Hours of Service with the following predecessor employers(s):
_______________________________________________________________________________.

ENTRY DATES: The Entry Dates upon which you can begin Plan participation are:
MONTHLY

SECTION THREE: CONTRIBUTIONS

See Section titled Contributions to the Plan of the SPD Booklet.

EMPLOYER PROFIT SHARING CONTRIBUTIONS: The amount of the Employer Profit Sharing Contribution, if any, will be determined according to a discretionary formula in an amount determined each year by the managing body of the Employer and will be allocated to each Qualifying Participant's Individual Account under the formula checked below:

[X] PRO RATA FORMULA. Under this formula, each Qualifying Participant's Individual Account will receive a pro rata allocation. This allocation is based on the Qualifying Participant's Compensation in relation to the total Compensation of all Qualifying Participants.

[ ] FLAT DOLLAR FORMULA. Under this formula, all Qualifying Participants' Individual Accounts will receive equal contributions.

[ ] INTEGRATED FORMULA. Under this formula, each Qualifying Participant's Individual Account will receive a base contribution. In addition, Qualifying Participants will receive an additional allocation (called an excess contribution) based on their Compensation which exceeds the integration level. The integration level shall be:

      [ ]   The Taxable Wage Base.

      [ ]   $__________ (a dollar amount less than the Taxable Wage Base).

      [ ]   ______ percent (not more than 100 percent) of the Taxable Wage Base.

QUALIFYING PARTICIPANT: For any Plan Year that an Employer Profit Sharing Contribution is made, you will be entitled to share in that contribution (and, thus, be a Qualifying Participant) if you satisfy the following conditions: (1) You are a Participant, and (2) If you terminate employment, you work at least 500 Hour(s) of Service during the Plan Year.

ELECTIVE DEFERRALS: Elective Deferrals will be permitted under this Plan and may commence on 05/01/2003.

Once you become eligible to particpate in the Plan, your Employer will provide you with a Salary Reduction Agreement to be completed before the next plan Entry Date. To change the amount of, cease, or resume your Elective Deferrals, you must complete a revised Salary Reduction Agreement. Unless otherwise stated by your Employer, you may revise your Salary Reduction Agreement the first day of the Plan Year and the first day of the seventh month of the Plan Year.

By completing a Salary Reduction Agreement to make an Elective Deferral to this Plan, your Compensation will be reduced each pay period by an amount equal to a percentage of your Compensation from 1% to 96% in increments of 1%.

If you make an excess Elective Deferral to the Plan, you must submit a request in writing for the return of the excess to the Plan Administrator no later than April 15 following the end of the tax year in which you made the excess Elective Deferral.

MATCHING CONTRIBUTIONS: Will your Employer make Matching Contributions?

[X] Yes, but only on Elective Deferrals [ ] No

      If Matching Contributions will be made under this Plan, your Employer will make contributions on behalf of Qualifying Contributing Participants making Elective Deferrals based upon the formula selected below.

      [X] An amount equal to 50% of your Elective Deferral which does not exceed 6% of your Compensation.

      [ ] An amount equal to the sum of ____% of the portion of your Elective Deferrals which does not exceed ____% of your Compensation plus _____% of the portion of your Elective Deferrals which exceeds ______% of your Compensation but does not exceed ____% of your Compensation.

      [ ] An amount, if any, equal to a percentage of your Elective Deferrals which the Employer will determine each year.

      [ ]   Other formula: ____________________________________________________.

      No Matching Contribution will be made in excess of ____% of your Compensation for any Plan Year.

QUALIFYING CONTRIBUTING PARTICIPANT: For any Plan Year that a Matching Contribution is made, you will be entitled to receive Matching Contributions if you contribute Elective Deferrals, and if you terminate employment, you work at least 0 Hour(s) of Service during the Plan Year.

SAFE HARBOR CODA CONTRIBUTIONS: Will your Plan follow the Safe Harbor CODA provisions? [ ] Yes [X] No

      If "yes", contributions to automatically meet certain nondiscrimination requirements will be made to your Individual Account as follows:

      [ ] BASIC MATCHING CONTRIBUTIONS. An amount equal to your Elective Deferrals that does not exceed 3% of your Compensation for the Plan Year, plus 50% of your Elective Deferrals that exceeds 3% of your Compensation for the Plan Year but does not exceed 5% of your Compensation for the Plan Year.

      [ ] ENHANCED MATCHING CONTRIBUTIONS. An amount equal to your Elective Deferrals that does not exceed _____ percent of your Compensation for the Plan Year plus ___ percent of your Elective Deferrals that exceeds _____ percent of your Compensation for the Plan Year but does not exceed _____ percent of your Compensation for the Plan Year.

[ ] SAFE HARBOR NONELECTIVE CONTRIBUTIONS. If you are a Participant, you will receive Safe Harbor Nonelective Contributions to your Individual Account in an amount equal to 3% of your Compensation for the Plan Year, regardless of whether or not you make Elective Deferrals to the Plan.

In addition to the above Safe Harbor Contributions, additional Matching Contributions within Safe Harbor limits will be made as follows.

[ ] ______ percent of your Elective Deferrals that do not exceed six percent of your Compensation for the Plan Year.

[ ] ______ percent of your Elective Deferrals that do not exceed ____ percent of your Compensation for the Plan Year plus _______ percent of your Elective Deferrals not to exceed six percent of your Compensation for the Plan Year.

[ ] An amount equal to your Elective Deferrals up to a percentage of your Compensation for the Plan Year determined by your Employer from year to year. This percentage will in no event exceed four percent of your Compensation for the Plan Year.

OTHER CONTRIBUTIONS: You can make rollover and / or transfer contributions from a qualified plan, and pre-tax contribution amounts from a Traditional IRA. You cannot make Nondeductible (after-tax) Employee Contributions.

You will be permitted (if eligible) to make Catch-up Contributions after December 31, 2001.

Will Matching Contributions be made with regard to Catch-up Contributions?
[X] Yes [ ] No If "yes" is selected, the Matching Contribution formula identified on your General Information Sheet will be followed.

SECTION FOUR: VESTING AND FORFEITURES

See Section titled Vesting and Forfeitures of the SPD Booklet.

You will always be fully vested in all contributions derived from Elective Deferrals, Qualified Nonelective Contributions (if any), Safe Harbor Basic Matching Contributions (if any), and Safe Harbor Nonelective Contributions (if any).

Your rollover and transfer contributions, if allowed, are 100% vested immediately. The vesting schedules below apply to your Employer Profit Sharing Contributions and Matching Contributions.

   YEARS OF
VESTING SERVICE                 VESTED PERCENTAGE FOR EMPLOYER PROFIT SHARING CONTRIBUTIONS AND WATCHING CONTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------------------
Profit Sharing Option 1 [ ] Option 2 [X]  Option 3 [ ]  Option 4 [ ]  Option 5      [ ] (Complete                  [X] (Complete
  Matching     Option 1 [ ] Option 2 [ ]  Option 3 [ ]  Option 4 [ ]                  if chosen)         Option 5    if chosen)
 Less than 1       0%              0%        100%            0%          _____                              0%

     1             0%              0%        100%            0%          _____                             25%

     2             0%             20%        100%            0%          _____                             50%

     3             0%             40%        100%           20%          _____        (not less            75%       (not less
                                                                                      than 20%)                      than 20%)

     4             0%             60%        100%           40%          _____       (not less            100%      (not less
                                                                                      than 40%)                      than 40%)

     5           100%             80%        100%           60%          _____       (not less          _____       (not less
                                                                                      than 60%)                      than 60%)

     6           100%            100%        100%           80%          _____       (not less          _____       (not less
                                                                                      than 80%)                      than 80%)

     7           100%            100%        100%          100%          _____       (not less          _____       (not less
                                                                                      than 100%)                     than 100%)

NOTE: If no option is selected, Option 3 shall be deemed to be selected for both Employer Profit Sharing Contributions and Matching Contributions

TOP-HEAVY PLAN: The following vesting schedule will apply if this is a Top-Heavy Plan.

   YEARS OF
VESTING SERVICE        [X] Option 1    [ ] Option 2
---------------        ------------    ------------
       1                      0%            0%
       2                     20%            0%
       3                     40%          100%
       4                     60%          100%
       5                     80%          100%
       6                    100%          100%

HOURS REQUIRED FOR VESTING: The number of Hours of Service you must complete to be credited with a Year of Vesting Service is 1,000. The number of Hours of Service you must exceed to avoid a Break in Vesting Service is 500.
_______________________________________________________________________________.

Employees shall be given credit for vesting purposes for Hours of Service with the following predecessor employer(s):

EXCLUSION OF CERTAIN YEARS OF VESTING SERVICE: All of your years of service will be counted for vesting of your Individual Account except the following (if checked):

[ ]   Years of Service before you turn age 18.

[ ] Years of Service before the Employer maintained this Plan or a predecessor plan.

FORFEITURES: Forfeitures of Employer Profit Sharing and Matching Contributions will be allocated to the Individual Accounts of Qualifying Participants.

SECTION FIVE: DISTRIBUTIONS AND LOANS

See Section titled Distribution of Benefits, Claims Procedure and Loans of the SPD Booklet.

DISTRIBUTIONS: You can withdraw your Individual Account if you terminate employment before Normal Retirement Age, you become disabled, or you reach Normal Retirement Age but continue to work. You can request a distribution from the Plan of your vested interest in the Plan upon attainment of age 59(1/2), even if you continue to work.

Unless one of the situations above exists, you cannot withdraw your Individual Account attributable to Employer Profit Sharing and Matching Contributions, rollover contributions, or transfer contributions while you are still employed.

Can you withdraw Elective Deferrals on account of hardship?     Yes      No

LOANS: Can you receive loans from the Plan?    Yes    No (If "yes", refer to the
Loan Disclosure and Basic Loan Agreement.)

FORM OF DISTRIBUTION: You may request a distribution of the vested portion of your Individual Account in the form of a Lump Sum, Installment Payments, or Annuity Contracts.

INVOLUNTARY CASH OUT: If your account balance exceeds $1,000, but is less than $5,000, the Plan Administrator may instruct that you receive your distribution in the form of a single sum payment. When determining the value of the account, rollover contributions will not be included.

REA SAFE HARBOR / QUALIFIED JOINT AND SURVIVOR ANNUITY: The REA Safe Harbor provisions of the Plan do apply.

SECTION SIX: DEFINITIONS

See Section titled Definitions of the SPD Booklet.

PLAN YEAR. The Plan Year ends on December 31.

HOURS OF SERVICE EQUIVALENCIES: Service will be determined on the basis of actual hours you are or entitled to be, paid.

COMPENSATION: Compensation for each Participant will be determined over the Plan Year. Compensation includes Elective Deferrals made according to a Salary Reduction Agreement. Generally, and unless otherwise required by the Plan or the Internal Revenue Code or Regulations, Compensation will mean only the Compensation paid to the Employee after becoming a Participant.

NORMAL RETIREMENT AGE: Normal Retirement Age under the Plan is age

SECTION SEVEN: MISCELLANEOUS

See Section titled Miscellaneous of the SPD Booklet.

INVESTMENT Can you direct the investment of your Individual Account?   Yes   No
  DIRECTION

      (If " yes", see your plan Administrator for rules and procedures that will apply.)

PLAN ADMINISTRATOR: The Employer is the Plan Administrator. If the Employer is not the Plan Administrator, additional information will be contained in this section or attached in a separate addendum.

AGENT FOR SERVICE OF LEGAL PROCESS

Name of Adopting Employer VANDA PHARMACEUTICALS INC

Address 47 HULFISH STREET SUITE 310

City PRINCETON    State NJ     Zip 08542-

Telephone 609-683-3667

NOTE: The Agent for Service of Legal Process is the person upon whom any l

FLEXIBLE 401(k) PLAN

STANDARDIZED ADOPTION AGREEMENT

                              EMPLOYER INFORMATION

Name of Adopting Employer VANDA PHARMACEUTICALS INC

Address 47 HULFISH STREET SUITE 310

City PRINCETON                  State NJ                Zip 08542-

Telephone 609-683-3667 Adopting Employer's Federal Tax Identification Number 03-0491827

Name of Plan VANDA PHARMACEUTICALS INC 401(k) Profit Sharing Plan & Trust

Plan Sequence Number 001 Adopting Employer's Fiscal Year End (specify month and day) 12/31 Account Number 107492-0030-8488

Type of Business (Select one):

[ ] Sole Proprietorship   [ ] Partnership   [X]  C Corporation   [ ] S Corporation    Other (specify)_______________

                          SECTION ONE: EFFECTIVE DATES
                              COMPLETE PART A OR B

PART A. EFFECTIVE DATE

        This is the initial adoption of a profit sharing plan by the Employer.

        The Effective Date of this Plan is ________.

        NOTE: The Effective Date is usually the first day of the Plan Year in which this Adoption Agreement is signed.

PART B. RESTATEMENT DATE

        This is a restatement of an existing qualified plan (a Prior Plan).

        The Prior Plan was initially effective on 0l/01/2003

        The Effective Date of this restatement is 06/24/2005

        NOTE: The Effective Date is usual the first day of the Plan Year in which this Adoption Agreement is signed.

                            SECTION TWO: ELIGIBILITY
                             COMPLETE PARTS A OR B

PART A. AGE AND YEARS OF ELIGIBILITY SERVICE REQUIREMENT

        1. EMPLOYER PROFIT SHARING CONTRIBUTIONS

           AGE REQUIREMENT. An Employee will be eligible to become a Participant in the Plan for purposes of receiving an allocation of any Employer Profit Sharing Contribution made pursuant to Section Three of the Adoption Agreement after attaining age 21 (no more than 21).

           YEARS OF ELIGIBILITY SERVICE REQUIREMENT. An Employee will be eligible to become a Participant in the Plan for purposes of receiving an allocation of any Employer Profit Sharing Contribution made pursuant to Section Three of the Adoption Agreement after completing 0 (enter 0, 1, 2 or any fraction less than 2) Years of Eligibility Service.

        2. ELECTIVE DEFERRALS

           AGE REQUIREMENT. An Employee will be eligible to become a Contributing Participant (and thus be eligible to make Elective Deferrals) after attaining age 21 (no more than 21).

           YEARS OF ELIGIBILITY SERVICE REQUIREMENT. An Employee will be eligible to become a Contributing Participant in the Plan (and thus be eligible to make Elective Deferrals) after completing 0 (enter 0, 1 or any fraction less than 1) Years of Eligibility Service.

        3. MATCHING CONTRIBUTIONS

           AGE REQUIREMENT. If Matching Contributions (or Qualified Matching Contributions, if applicable) will be made to the Plan, a Contributing Participant will be eligible to receive Matching Contributions (or Qualified Matching Contributions, if applicable) after attaining age 21 (no more than 21).

           YEARS OF ELIGIBILITY SERVICE REQUIREMENT. If Matching Contributions (or Qualified Matching Contributions, if applicable) will be made to the Plan, a Contributing Participant will be eligible to receive Matching Contributions (or Qualified Matching Contributions, if applicable) after completing 0 (enter 0, 1, 2 or any fraction less than 2) Years of Eligibility Service.

           NOTE: If any of the age requirements in this Section Two, Part A, are left blank, it shall be deemed there is no age requirement for such item. If more than one Year of Eligibility Service is selected for item 1 or item 3, the immediate 100 percent vesting schedule of Section Four of the Adoption Agreement will automatically apply for contributions described in such item. If any Year of Eligibility Service requirement is left blank, the Years of Eligibility Service required for such item shall be deemed to be 0. If a fraction is selected, an Employee will not be required to complete any specified number of Hours of Service to receive credit for a fractional year.

PART B. UNIVERSAL ELIGIBILITY CRITERIA

        1. EMPLOYEES EMPLOYED AS OF EFFECTIVE DATE

           Will an Employee employed as of the Effective Date of this Plan who has not otherwise met the requirements of Part A above be considered to have met those requirements as of the Effective Date (select one)?

           OPTION 1: [X] Yes.

           OPTION 2: [ ] NO.

           NOTE: If no option is selected. Option 2 shall be deemed to be selected.

2.    EXCLUSION OF CERTAIN CLASSES OF EMPLOYEES

      An Employee will be eligible to become a Participant in the Plan unless such Employee is (select any that apply)

      a.[X] Included in a unit of Employees covered by a collective bargaining agreement between the Employer and Employee representatives, if retirement benefits were the subject of good faith bargaining and if two percent or less of the Employees who are covered pursuant to that agreement are professionals as defined in Section 1.410(b)-9 of the Income Tax Regulations. For this purpose, the term "employee representatives" does not include any organization more than half of whose members are Employees who are owners, officers, or executives of the Employer.

      b.[X] A nonresident alien (within the meaning of Section 7701(b)(l )(B) of the Code) who received no earned income (within the meaning of
            Section 911 (d)(2) of the Code) from the Employer which constitutes income from sources within the United States (within the meaning of Section 861(a)(3) of the Code).

      c.[X] Employees who became Employees as the result of a transaction under
            Section 410(b)(6)(C) of the Code. Such Employees will be excluded during the period beginning on the date of the transaction and ending on the last day of the first Plan Year beginning after the date of the transaction. A transaction under Section 410(b)(6)(C) of the Code is an asset or stock acquisition, merger, or similar transaction involving a change in the employer of the employees of a trade or business.

3.    HOURS REQUIRED FOR ELIGIBILITY PURPOSES

      a. 1000 Hours of Service (no more than 1,000) shall be required to constitute a Year of Eligibility Service.

      b. 500 Hours of Service (no more than 500 but less than the number of specified in item 3(a), above) must be exceeded to avoid a Break in Eligibility Service.

      c. For purposes of determining Years of Eligibility Service, an Employee shall be given credit for Hours of Service with the following predecessor employer(s) (complete if applicable).
            ______________________________________________________________

4.    ENTRY DATES

      The Entry Dates for participation shall be (select one):

      OPTION 1: [ ] The first day of the Plan Year and the first day of the seventh month of the Plan Year.

      OPTION 2: [X] Other (specify) MONTHLY

      NOTE:If no option is selected, Option 1 shall be deemed to be selected. Option 2, can be selected only if the eligibility requirements and Entry Dates are coordinated such that each Employee will become a Participant in the Plan no later than the earlier of (1) the first day of the Plan Year beginning after the date the Employee satisfies the age and service requirements of Section 410 (a) of the Code; or (2) six months after the date the Employee satisfies such requirements.

                          SECTION THREE: CONTRIBUTIONS
                           COMPLETE PARTS A THROUGHH

PART A. EMPLOYER PROFIT SHARING CONTRIBUTIONS

      1.    CONTRIBUTION FORMULA (select one):

            OPTION 1: [X] Discretionary Formula. For each Plan Year the Employer will contribute an amount to be determined from year to year.

            OPTION 2: [ ] Fixed Formula. ______ percent of the Compensation of all Qualifying Participants under the Plan for the Plan Year.

            Option 3: [ ] Fixed Percent of Profits Formula. ___________ percent of the Employer's profits that are in excess of $____.

            OPTION 4: [ ] Frozen Plan. This Plan is frozen effective ___ and the
                          Employer will not make additional contributions to the Plan after such date.

            OPTION 5: [ ] Not applicable. The Employer will not make Employer
                          Profit Sharing Contributions to this Plan.

            NOTE: If no option is selected, Option 1 shall be deemed to be selected.

      2.    ALLOCATION FORMULA (select one):

            OPTION 1: [X] Pro Rata Formula. Employer Profit Sharing
                          Contributions shall be allocated to the Individual Accounts of Qualifying Participants in the ratio that each Qualifying Participant's Compensation for the Plan Year bears to the total Compensation of all Qualifying Participants for the Plan Year.

            OPTION 2: [ ] Flat Dollar Formula. Employer Profit Sharing
                          Contributions allocated to the Individual Accounts of Qualifying Participants for each Plan Year shall be the same dollar amount for each Qualifying Participant.

            OPTION 3: [ ] Integrated Formula. Employer Profit Sharing
                          Contributions shall be allocated pursuant to the integrated allocation formula in Section 3.01(B)(2) of the Plan.

                          The integration level shall be (select one):

                          SUBOPTION (a): [ ] The Taxable Wage Base.

                          SUBOPTION (b): [ ] $______(a dollar amount less than
                                             the Taxable Wage Base).

                          SUBOPTION (c): [ ] ______ percent (not more than 100
                                             percent) of the Taxable Wage Base.

                          NOTE: If no option is selected, Suboption (a) shall be deemed to be selected.

            NOTE: If no option is selected. Option I shall be deemed to be selected.

      3.    QUALIFYING PARTICIPANTS

            A Participant will be a Qualifying Participant and thus entitled to share in the Employer Profit Sharing Contribution for any Plan Year only if the Participant is a Participant who satisfies all of the eligibility requirements in Section Two of the Adoption Agreement regarding Employer Profit

            Sharing Contributions on at least one day of such Plan Year and, if such Participant has incurred a Termination of Employment, satisfies the following Hours of Service requirement (select one):

            OPTION 1: [X] The Participant completes at least 500 Hours of
                          Service during the Plan Year.

            Option 2: [ ] The Participant completes at least ________(not more than 500) Hours of Service during the Plan Year. However, this condition will be waived for the following reason(s) (select at least one):

                          SUBOPTION (a): [ ] The Participant's Death.

                          SUBOPTION (b): [ ] The Participant's Termination of
                                             Employment after having incurred a
                                             Disability.

                          SUBOPTION (c): [ ] The Participant's Termination of
                                             Employment after having reached
                                             Normal Retirement Age.

                          SUBOPTION (d): [ ] This condition will not be waived.

                          NOTE: If no suboption is selected, Suboptions (a), (b) and (c) will be deemed to be selected.

            NOTE: If no option is selected, Option 1 shall be deemed to be selected.

      4.    CONTRIBUTIONS TO DISABLED PARTICIPANTS

            Will a Participant who has incurred a Disability be entitled to an Employer Profit Sharing Contribution pursuant to Section 3.01 (B) of the Plan (select one)?

            OPTION 1: [ ] YES.

            OPTION 2: [X] NO.

            NOTE: If no option is selected, Option 2 shall be deemed to be selected.

PART B. ELECTIVE DEFERRALS

      1.    AUTHORIZATION OF ELECTIVE DEFERRALS

            Will Elective Deferrals be permitted under this Plan (select one)?

            OPTION 1: [X] YES.

            OPTION 2: [ ] NO.

            NOTE: If no option is selected. Option 1 shall be deemed to be selected. Complete the remainder of Section Three only if Option 1 is selected. Elective Deferrals may commence on 05/01/2003

            NOTE: This date may be no earlier than the date this Adoption Agreement is signed because Elective Deferrals cannot be made retroactively.

      2.    LIMITS ON ELECTIVE DEFERRALS

            a. If Elective Deferrals are permitted under the Plan, a Contributing Participant may elect under a salary reduction agreement to have his or her Compensation reduced by an amount as described below (select one):

                  OPTION 1: [X] An amount equal to a percentage of the
                                Contributing Participant's Compensation from 0 percent to 96 percent in increments of 1 percent.

                  OPTION 2: [ ] An amount of the Contributing Participant's
                                Compensation not less than $ ______ and not more than $ ______________.

            The amount of such reduction shall be contributed to the Plan by the Employer on behalf of the Contributing Participant. For any taxable year, a Contributing Participant's Elective Deferrals shall not exceed the limit contained in Section 402(g) of the Code in effect at the beginning of such taxable year.

            NOTE: Unless specified otherwise in this Adoption Agreement, bonuses shall be included in Compensation and will, therefore, be subject to a Participant's salary reduction agreement.

      3.    SEPARATE DEFERRAL ELECTION FOR BONUSES

            Instead of or in addition to making Elective Deferrals through payroll deduction, may a Contributing Participant be permitted to make a separate deferral election to contribute to the Plan, as an Elective Deferral, part or all of a bonus rather than receive such bonus in cash (select one)?

            OPTION 1: [ ] YES.

            OPTION 2: [X] NO.

            NOTE: If no option is selected, Option 2 shall be deemed to be selected. A separate deferral election made with respect to a bonus shall not be subject to the limits described under the portion of this Adoption Agreement titled "Limits on Elective Deferrals" unless such limits are prescribed by the Code or related regulations.

      4.    CLAIMING EXCESS ELECTIVE DEFERRALS

            A Participant who claims Excess Elective Deferrals for the preceding calendar year must submit his or her claim in writing to the Plan Administrator by (select one)

            OPTION 1: [ ] March 1.

            Option 2: [X] Other (specify a date not later than April 15.) April
                          15

            NOTE: If no option is selected, Option I shall be deemed to be selected.

      5.    AUTOMATIC ELECTIVE DEFERRALS

            a.    AUTHORIZATION OF AUTOMATIC ELECTIVE DEFERRALS

                  If an Employee who has met the eligibility requirements set forth in Section Two, Part B of the Adoption Agreement fails to provide the Employer a salary reduction agreement, will a portion of such eligible Employee's Compensation be automatically withheld and contributed to the Plan as an Elective Deferral?

                  OPTION 1: [ ] YES.

                  OPTION 2: [X] No.

                  NOTE: If no option is selected, Option 2 shall be deemed to be selected. Complete the remainder of Part B, item 5 only if Option I is selected.

      b.          AMOUNT OF AUTOMATIC ELECTIVE DEFERRALS

                  The following percentage or amount of each eligible Employee's Compensation will be automatically withheld and contributed to the plan as an Elective Deferral (select and complete one):

                  OPTION 1: [ ] __________Percent.

                  OPTION 2: [ ] $ ________.

                  NOTE: If no option is selected, Option 1 shall be deemed selected and three percent of Compensation shall be deemed to be entered.

PART C. MATCHING CONTRIBUTIONS

      1.    AUTHORIZATION OF MATCHING CONTRIBUTIONS

            Will the Employer make Matching Contributions to the Plan on behalf of a Qualifying Contributing Participant (select one)?

            OPTION 1: [X] Yes, but only with respect to a Contributing
                          Participant's Elective Deferrals.

            OPTION 2: [ ] Yes, but only with respect to a Participant's
                          Nondeductible Employee Contributions.

            OPTION 3: [ ] Yes, with respect to both Elective Deferrals and
                          Nondeductible Employee Contributions.

            OPTION 4: [ ] No.

            NOTE: If no option is selected, Option 4 shall be deemed to be selected. Complete the remainder of Part C only if Option 1, 2 or 3 is selected.

      2.    MATCHING CONTRIBUTION FORMULA

            If the Employer will make Matching Contributions, then the amount of such Matching Contributions made on behalf of a Qualifying Contributing Participant each Plan Year shall be (select one):

            OPTION 1: [X] An amount equal to 50 percent of such Contributing
                          Participant's Elective Deferral (and/or Nondeductible Employee Contribution, if applicable) which does not exceed 6 percent of the Contributing Participant's Compensation.

            OPTION 2: [ ] An amount equal to the sum of ______ percent of the portion of such Contributing Participant's Elective Deferral (and/or Nondeductible Employee Contribution, if applicable) which does not exceed ______ percent of the Contributing Participant's Compensation plus _____ percent of the portion of such Contributing Participant's Elective Deferral (and/or Nondeductible Employee Contribution, if applicable) which exceeds _______ percent but does not exceed ________ percent of the Contributing Participant's Compensation.

            OPTION 3: [ ] Such amount, if any, equal to that percentage of each
                          Contributing Participant's Elective Deferral (and/or Nondeductible Employee Contribution, if applicable) which the Employer, in its sole discretion, determines from year to year.

            OPTION 4: [ ] Other formula (specify an amount equal to a percentage of the Elective Deferrals (and/or Nondeductible Employee Contribution, if applicable) of each Contributing Participant entitled thereto.)_______________________________________

            NOTE: If Option 4 is selected, the formula specified can only allow Matching Contributions to be made with respect to a Contributing Participant's Elective Deferrals (and/or Nondeductible Employee Contribution, if applicable). The proper amount of Matching Contributions may be determined either periodically throughout the Plan Year (e.g., each payroll period) or at the end of each Plan Year as long as the proper amount is determined in a uniform and nondiscriminatory manner.

      3.    PLAN YEAR LIMIT ON MATCHING CONTRIBUTIONS

            Notwithstanding the Matching Contribution formula specified above, no Matching Contribution in excess of $ ______ or _______ percent of a Contributing Participant's Compensation will be made with respect to any Contributing Participant for any Plan Year.

      4.    QUALIFYING CONTRIBUTING PARTICIPANTS

            A Contributing Participant who satisfies the eligibility requirements described in Section Two of the Adoption Agreement regarding Elective Deferrals and Matching Contributions will be a Qualifying Contributing Participant and thus entitled to share in Matching Contributions for any Plan Year only if the Participant is a Contributing Participant and, if such Contributing Participant has incurred a Termination of Employment, satisfies the following Hours of Service requirement (select one):

            OPTION 1: [ ] The Contributing Participant completes at least 500
                          Hours of Service during the Plan Year.

            OPTION 2: [X] The Contributing Participant completes at least 0 (not more than 500) Hours of Service during the Plan Year. However, this condition will be waived for the following reason(s) (select at least one):

                          SUBOPTION (a): [ ] The Contributing Participant's
                                             Death.

                          SUBOPTION (b): [ ] The Contributing Participant's
                                             Termination of Employment after
                                             having incurred a Disability.

                          SUBOPTION (c): [ ] The Contributing Participant's
                                             Termination of Employment after
                                             having reached Normal Retirement
                                             Age.

                          SUBOPTION (d): [X] This condition will not be waived.

                          NOTE: If no suboption is selected, Suboptions a, b and c will be deemed to be selected.

            NOTE: If no option is selected, Option 1 shall be deemed to be selected.

PART D. QUALIFIED NONELECTIVE CONTRIBUTIONS

      1.    QUALIFIED NONELECTIVE CONTRIBUTION FORMULA

            For each Plan Year, the Employer may contribute an amount to be determined from year to year.

      2.    ALLOCATION OF QUALIFIED NONELECTIVE CONTRIBUTIONS

            Allocation of Qualified Nonelective Contributions to Participants entitled thereto shall be made (select one):

            OPTION 1: [X] In the ratio which each non-Highly Compensated
                          Employee Participant's Compensation for the applicable Plan Year bears to the total Compensation of all non-Highly Compensated Employee Participants for such Plan Year.

            OPTION 2: [ ] In the ratio which each Participant's Compensation for the applicable Plan Year bears to the total
                          Compensation of all Participants for such Plan Year.

            OPTION 3: [ ] In the ratio which each non-Highly Compensated
                          Employee Participant's Compensation not in excess of $ ____ for the applicable Plan Year bears to the total Compensation of all non-Highly Compensated Employee Participants not in excess of $ ________ for such Plan Year.

            OPTION 4: [ ] In an amount, determined pursuant to Section 3.09 of the Plan, required to satisfy either the Actual Deferral Percentage test described in Section 3.13 of the Plan, the Actual Contribution Percentage test described in Section 3.14 of the Plan, or both.

            NOTE: If no option is selected, Option 4 shall be deemed to be selected.

PART E. QUALIFIED Matching CONTRIBUTIONS

      1.    QUALIFIED MATCHING CONTRIBUTION FORMULA

                  If the Employer will make Qualified Matching Contributions, then the amount of such Qualified Matching Contributions made on behalf of a Qualifying Contributing Participant each Plan Year shall be (select one):

            OPTION 1: [ ] An amount equal to ______ percent of such Contributing
                          Participant's Elective Deferral (and/or Nondeductible Employee Contribution, if applicable) which does not exceed _____ percent of the Contributing Participant's Compensation.

            OPTION 2: [ ] An amount equal to the sum of ______ percent of the portion of such Contributing Participant's Elective Deferral (and/or Nondeductible Employee Contribution, if applicable) which does not exceed _____ percent of the Contributing Participant's Compensation plus _____ percent of the portion of such Contributing Participant's Elective Deferral (and/or Nondeductible Employee Contribution, if applicable) which exceeds _____ percent of the Contributing Participant's Compensation.

            OPTION 3: [X] Such amount, if any, as determined by the Employer in its sole discretion, equal to that percentage of the Elective Deferrals (and/or Nondeductible Employee Contribution, if applicable) of each Contributing Participant entitled thereto which would be sufficient to cause the Plan to satisfy either the Actual Deferral Percentage test (described in Section 3.13 of the Plan) or the Actual Contribution Percentage test (described in Section 3.14 of the Plan) for the Plan Year or both.

            OPTION 4: [ ] Other formula (specify an amount equal to a percentage of the Elective Deferrals (and/or Nondeductible Employee Contribution, if applicable) of each Contributing Participant entitled thereto.)______________________

            NOTE: If no option is selected, Option: shall be deemed to be selected.

      2.    PARTICIPANTS ENTITLE 1 TO QUALIFIED MATCHING CONTRIBUTIONS

            Qualified Matching Contributions, if made to the Plan, will be made on behalf of (select one):

            OPTION 1: [X] Each Contributing Participant who makes Elective
                          Deferrals who is a non-Highly Compensated Employee.

            OPTION 2: [ ] All Contributing Participants who make Elective
                          Deferrals.

            NOTE: If no option is selected, Option 1 shall be deemed to be selected.

      3.    PLAN YEAR LIMIT ON QUALIFIED MATCHING CONTRIBUTIONS

            Notwithstanding the Qualified Matching Contribution formula specified above, no Qualified Matching Contribution in excess of $___________ or ______ percent of a Contributing Participant's Compensation will be made with respect to any Contributing Participant for any Plan Year.

PART F. SAFE HARBOR CODA CONTRIBUTIONS

      A Plan intending to satisfy the requirements of Sections 401(k)(12) and 401(m)(11) of the Code generally must satisfy such requirements, including the notice requirement, for the entire Plan Year. See Notice 98-52, 1998-46 I.R.B. 16, Notice 2000-3, 2000-4 I.R.B. 413, and Rev. Proc
      2000-20, 2000-6 I.R.B. 553, for more information.

      1.    APPLICATION OF SAFE HARBOR CODA

            Will the safe harbor CODA provisions of Section 3.15 of the Plan apply (select one) ?

            OPTION 1: [ ] YES.

            OPTION 2: [X] NO.

            NOTE: If no option is selected, Option 2 will be deemed to be selected. Complete the remainder of this Part F only if Option 1 is selected. If Option 1 is selected, the safe harbor CODA provisions of the Plan shall apply for the Plan Year and any provisions relating to the ADP or ACP tests shall not apply.

      2.    ADP TEST SAFE HARBOR CONTRIBUTIONS

            In lieu of Basic Matching Contributions, the Employer will make the following contributions for the Plan Year (select one):

            OPTION 1: [ ] Enhanced Matching Contributions

                          The Employer will make Matching Contributions to the Individual Account of each Eligible Employee in an amount equal to the sum of

                          (i) The Employee's Elective Deferrals that do not exceed ______ percent of the Employee's Compensation for the Plan Year plus

                          (ii) _____percent of the Employee's Elective Deferrals that exceed ______ percent of the Employee's Compensation for the Plan Year and that do not exceed _____ percent of the Employee's Compensation for the Plan Year.

                          NOTE: In the blank in (i) above and the second blank in (ii) above, insert a number that is equal to or greater than three, but less than or equal to six. The first and last blanks in (ii) must be completed so that, at any rate of Elective Deferrals, the Matching Contribution is at least equal to the Matching Contribution receivable if the Employer were making Basic Matching Contributions, but the rate of match cannot increase as Elective Deferrals increase. For example, if "4" is inserted in the blank in (i), (ii) need not be completed.

            OPTION 2: [ ] Safe Harbor Nonelective Contributions

                          The Employer will make a Safe Harbor Nonelective Contribution to the account of each Eligible Employee in an amount equal to ____ (not less than three) percent of the Employee's Compensation for the Plan Year.

            Option 3: [ ] Not Applicable

                          The Employer will make Basic Matching Contributions as described in Section 3.15 of the Plan.

      3.    RECIPIENT PLAN

            The ADP Test Safe Harbor Contributions will be made to (select one only if Option 1 is selected for item 1 above):

            OPTION 1: [X] This Plan.

            OPTION 2: [ ] Other plan (specify plan of the Employer) __________

            NOTE: If no option is selected, Option 1 shall be deemed to be selected. Option 2 may be selected only if this Plait is a Plan that is paired with another defined contribution plan.

      4.    ACP TEST SAFE HARBOR MATCHING CONTRIBUTIONS

            NOTE: No additional contributions are required in order to satisfy the requirements for a safe harbor CODA. However, if the Employer desires to make Matching Contributions other than Basic or Enhanced Matching Contributions, then the following must be completed.

            For the Plan Year, the Employer will make ACP Test Safe Harbor Matching Contributions to the Individual Account of each Eligible Employee in the amount of (select one):

            OPTION 1: [ ] _____________ percent of the Employee's Elective
                          Deferrals that do not exceed six percent of the Employee's Compensation for the Plan Year.

            OPTION 2: [ ] ________ percent of the Employee's Elective Deferrals that do not exceed _________ percent of the Employee's Compensation for the Plan Year plus ________ percent of the Employee's Elective Deferrals thereafter, but no Matching Contributions will be made on Elective Deferrals that exceed six percent of Compensation.

                          NOTE: The number inserted in the third blank cannot exceed the number inserted in the first blank.

            Option 3: [ ] The Employee's Elective Deferrals that do not exceed a percentage of the Employee's Compensation for the Plan Years. Such percentage is determined by the Employer for the year but in no event can exceed four percent
                          of the Employee's Compensation.

PART G. OTHER CONTRIBUTIONS

      1.    ROLLOVER CONTRIBUTIONS

            May an Employee make rollover contributions to the Plan pursuant to
            Section 3.03 of the Plan (select one)?

            OPTION 1: [X] YES.

            OPTION 2: [ ] Yes, unless such Employee is part of an excluded class of Employees.

            OPTION 3: [ ] Yes, but only after becoming a Participant.

            OPTION 4: [ ] No.

            NOTE: If no option is selected, Option 1 shall be deemed to be selected.

      2.    TRANSFER CONTRIBUTIONS

            May an Employee make transfer contributions to the Plan pursuant to
            Section 3.04 of the Plan (select one)?

            OPTION 1: [X] YES.

            OPTION 2: [ ] Yes, unless such Employee is part of an excluded class of Employees.

            OPTION 3: [ ] Yes, but only after becoming a Participant.

            OPTION 4: [ ] Yes, but only if the assets are exempt from the
                          Qualified Joint and Survivor Annuity rules as described in Section 5.13 of the Plan (without regards to Section 5.13(E) of the Plan) thereof.

            OPTION 5: [ ] No.

            NOTE: If no option is selected, Option 1 shall be deemed to be selected.

      3.    NONDEDUCTIBLE EMPLOYEE CONTRIBUTIONS

            May an Employee make Nondeductible Employee Contributions pursuant to Section 3.08 of the Plan (select one)?

            OPTION 1: [ ] Yes. If "Yes," check here if such contributions will be mandatory [ ]

            OPTION 2: [X] No.

            NOTE: If no option is selected. Option 2 shall be deemed to be selected.

            Nondeductible Employee Contributions may commence on __________

      4.    PARTICIPANTS ENTITLED TO RECEIVE MINIMUM ALLOCATION

            Any minimum allocation required pursuant to Section 3.01(E) of the Plan shall be allocated to the Individual Accounts of (select one):

            OPTION 1: [X] Participants who are non-Key Employees.

            OPTION 2: [ ] All Participants.

            NOTE: If no option is selected, Option 1 shall be deemed to be selected.

      5.    TOP-HEAVY RATIO

            For purposes of establishing the Present Value of benefits under a defined benefit plan to compute the top-heavy ratio as described in
            Section 7.19(B) of the Plan, any benefit shall be discounted only for mortality and interest based on the following (select one):

               OPTION 1: [X] Not applicable because the Employer has not
                             maintained a defined benefit plan.

               OPTION 2: [ ] The interest rate and mortality table specified for this purpose in the defined benefit plan.

               OPTION 3: [ ] Interest rate of ______ percent and the following mortality table (specify)______________.

            6. MINIMUM ALLOCATION OR BENEFIT

               For any Plan Year with respect to which this Plan is a Top-Heavy Plan, any minimum allocation required pursuant to Section 3.01(E) of the Plan shall be made (select one):

               OPTION 1: [X] To this Plan.

               OPTION 2: [ ] To the following plan maintained by the Employer
                             (specify name and plan sequence number of plan)
                              __________________________________________________

               OPTION 3: [ ] In accordance with the method described on an attachment to this Adoption Agreement. (Attach language describing the method that will be used to satisfy Section 416 of the Code. Such method must preclude Employer discretion.)

               NOTE: If no option is selected, Option 1 shall be deemed to be selected.

PART H. ADP AND ACP TESTING ALTERNATIVES

               CURRENT YEAR TESTING METHOD

        The testing method used for purposes of the ADP and ACP tests under this Plan shall be (select one):

        OPTION 1: [ ]  Prior Year Testing Method.

                       INITIAL PLAN YEAR ADP

                       If this is not a successor Plan, then, for the first Plan Year this Plan permits any Participant to make Elective Deferrals, the ADP for Participants who are non-Highly Compensated Employees shall be (select one):

                       SUBOPTION (a): [ ] 3%.

                       SUBOPTION (b): [ ] Such first Plan Year's ADP.

                       NOTE: If no suboption is selected, Suboption (a) shall be deemed to be selected.

                       INITIAL PLAN YEAR ACP

                       If this is not a successor Plan, then, for the first Plan Year this Plan permits any Participant to make Nondeductible Employee Contributions, provides for Matching Contributions or both, the ACP for Participants who are non-Highly Compensated Employees shall be (select one):

                       SUBOPTION (a): [ ] 3 %.

                       SUBOPTION (b): [ ] Such first Plan Year's ACP.

                       NOTE: If no suboption is selected, Suboption (a) shall be deemed to be selected.

        OPTION 2: [X] Current Year Testing Method.

        NOTE: If no option is selected, Option 1 shall be deemed to be selected. If Option 2 is selected, the current year testing method must continue to be used unless (1) the Plan has been using the current year testing method for the preceding five Plan Years, or, if fewer, the number of Plan Years the Plan has been in existence; or (2) the Plan otherwise meets one of the conditions specified in Notice 98-1 (or additional guidance issued by the Internal Revenue Service (IRS)) for changing from the current year testing method.

                     SECTION FOUR: VESTING AND FORFEITURES
                           COMPLETE PARTS A THROUGH G

PART A. VESTING SCHEDULE FOR EMPLOYER PROFIT SHARING CONTRIBUTIONS AND MATCHING
        CONTRIBUTIONS

        A Participant shall become Vested in his or her Individual Account derived from Profit Sharing Contributions and Matching Contributions, if applicable, made pursuant to Section Three of the Adoption Agreement as follows. (select 1 vesting schedule for Employer Profit Sharing Contributions and 1 vesting schedule for Matching Contributions, if applicable):

        1. CURRENT VESTING SCHEDULE

    YEARS OF
 VESTING SERVICE                                          VESTED PERCENTAGE

                                                                                      (Complete if
Profit Sharing  Option 1 [ ]  Option 2 [X]  Option 3 [ ]  Option 4 [ ]  Option 5 [ ]     Chosen)
                                                                                                                  (Complete if
   Matching     Option 1 [ ]  Option 2 [ ]  Option 3 [ ]  Option 4 [ ]                              Option 5 [X]      Chosen)
Less than One        0%            0%           100%           0%         _________                     0%
     1               0%            0%           100%           0%         _________                    25%
     2               0%           20%           100%           0%         _________                    50%
                                                                                       (not less                   (not less
     3               0%           40%           100%          20%         _________    than 20%)       75%          than 20%)
                                                                                       (not less                   (not less
     4             100%           60%           100%          40%         _________    than 40%)      100%          than 40%)
                                                                                       (not less                   (not less
     5             100%           80%           100%          60%         _________     than 60%)     _____         than 60%)
                                                                                       (not less                   (not less
     6             100%          100%           100%          80%         _________     than 80%)     _____         than 80%)
                                                                                       (not less                   (not less
     7             100%          100%           100%         100%         _________    than 100%)     _____         than 100%)

NOTE: If no option is selected, Option 3 will be deemed to be selected for both Employer Profit Sharting Contributions and Mtching Contributions.

2. PRIOR VESTING SCHEDULE (Complete this Part A, item 2 only if the Plan has been amended to include a less favorable vesting schedule.)

   YEARS OF
VESTING SERVICE                                      VESTED PERCENTAGE

 it Sharing   Option 1 [ ] Option 2 [ ] Option 3 [ ] Option 4 [ ] Option 5 [ ] (Complete if Chosen)                    (Complete if
  Matching    Option 1 [ ] Option 2 [ ] Option 3 [ ] Option 4 [ ]                                       Option 5 [ ]     Chosen)
Less than One      0%            0%         100%          0%       ________ %                            ________

     1             0%            0%         100%          0%       ________ %                            ________
     2             0%           20%         100%          0%       ________ %                            ________
                                                                                                                       (not less
     3             0%           40%         100%         20%       ________ %    (not less than 20%)     ________       than 20%)
                                                                                                                       (not less
     4             0%           60%         100%         40%       ________ %    (not less than 40%)     ________       than 40%)
                                                                                                                       (not less
     5           100%           80%         100%         60%       ________ %    (not less than 60%)     ________       than 60%)
                                                                                                                       (not less
     6           100%          100%         100%         80%       ________ %    (not less than 80%)     ________       than 80%)
                                                                                                                       (not less
     7           100%          100%         100%        100%       ________ %   (not less than 100%)     ________       than 100%)

PART B. TOP-HEAVY VESTING SCHEDULE

        Pursuant to Section 4.01(B) of the Plan, the vesting schedule that will apply when this Plan is a Top-Heavy Plan (unless the Plan's regular vesting schedule provides for more rapid vesting) shall be (select one):

        OPTION 1: [X] 6 Year Graded.

        OPTION 2: [ ] 3 Year Cliff.

        NOTE: If no option is selected, Option 1 shall be deemed to be selected for those contributions identified in Part A above that are subject to a graded vesting schedule and Option 2 shall be deemed to be selected for those contributions identified in Part A above that are subject to a cliff vesting schedule.

PART C. HOURS REQUIRED FOR VESTING PURPOSES

        1. 1000 Hours of Service (no more than 1,000) shall be required to constitute a Year of Vesting Service.

        2. 500 Hours of Service (no more than 500 but less than the number specified in this Section Four, Part C, item 1, above) must be exceeded to avoid a Break in Vesting Service.

        3. For purposes of determining Years of Vesting Service, an Employee shall be given credit for Hours of Service with the following predecessor employer(s) (complete if applicable).
                ____________________________________________________________

PART D. EXCLUSION OF CERTAIN YEARS OF VESTING SERVICE

        All of an Employee's Years of Vesting Service with the Employer are counted to determine the Vested percentage in the Participant's Individual Account except (select any that apply):

        [ ] Years of Vesting Service before the Employee reaches age 18.

        [ ] Years of Vesting Service before the Employer maintained this Plan or a predecessor plan.

PART E. ALLOCATION OF FORFEITURES OF EMPLOYER PROFIT SHARING CONTRIBUTIONS

        Forfeitures shall be (select one):

        OPTION 1: [X] Allocated to the Individual Accounts of the Participants
                      specified below in the manner described in Section 3.01(B) (for Employer Profit Sharing Contributions).

                      The Participants entitled to receive allocations of such Forfeitures shall be (select one):

                      SUBOPTION (a): [X]  Qualifying Participants.

                      SUBOPTION (b): [ ]  All Participants.

                      NOTE: If no suboption is selected, Suboption (a) shall be deemed to be selected.

        OPTION 2: [ ] Applied to reduce Employer Contributions.

        NOTE: If no option is selected, Option 2 shall be deemed to be selected.Pursuant to Section 3.01(C) of the Plan and notwithstanding the election made above, the Employer may first apply forfeitures to either the payment of the Plan's administrative expenses in accordance with
        Section 7.04 of the Plan or the restoration of Participant's Individual Accounts pursuant to Section 4.01(C)(3) of the Plan.

PART F. ALLOCATION OF FORFEITURES OF MATCHING CONTRIBUTIONS

        Forfeitures of Matching Contributions shall be (select one):

        OPTION 1: [X] Allocated, after all other Forfeitures under the
                      Plan, to each Participant's Individual Account in the ratio which each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for such Plan Year.

                      The Participants entitled to receive allocations of such Forfeitures shall be (select one):

                      SUBOPTION (a): [ ] Qualifying Contributing Participants.

                      SUBOPTION (b): [X] Qualifying Participants.

                      SUBOPTION (c): [ ] All Participants.

                      NOTE: If no suboption is selected, Suboption (a) shall be deemed to be selected.

        OPTION 2: [ ] Applied to reduce Employer Contributions.

        NOTE: If no option is selected, Option 2 shall be deemed to be selected. Pursuant to Section 3.01(C) of the Plan and notwithstanding the election made above, the Employer may first apply forfeitures to either the payment of the Plan's administrative expenses in accordance with Section
        7.04 of the Plan or the restoration of Participant's Individual Accounts pursuant to Section 4.01 (C)(3) of the Plan.

                                                                          Page 9
PART G. ALLOCATION OF FORFEITURES OF EXCESS AGGREGATE CONTRIBUTIONS

        Forfeitures of Excess Aggregate Contributions shall be (select one):

        OPTION 1: [ ] Allocated, after all other Forfeitures under the
                      Plan, to each Qualifying Contributing Participant's Matching Contribution account in the ratio which each Qualifying Contributing Participant's Compensation for the Plan Year bears to the total Compensation of all Qualifying Contributing Participants for such Plan Year. Such Forfeitures will not be allocated to the account of any Highly Compensated Employee.

        OPTION 2: [X] Applied to reduce Employer Contributions.

        NOTE: If no option is selected. Option 2 shall be deemed to be selected.

                      SECTION FIVE: DISTRIBUTIONS AND LOANS
                           COMPLETE PARTS A THROUGH C

PART A. DISTRIBUTABLE EVENTS (Answer each of the following items.)

        1. TERMINATION OF EMPLOYMENT BEFORE NORMAL RETIREMENT AGE

           May a Participant who has not reached Normal Retirement Age request a distribution from the Plan upon Termination of Employment (select one)?

           OPTION 1: [X] YES.

           OPTION 2: [ ] NO.

        2. DISABILITY

           May a Participant who has incurred a Disability request a distribution from the Plan (select one)?

           OPTION 1: [X] YES.

           OPTION 2: [ ] NO.

        3. ATTAINMENT OF NORMAL RETIREMENT AGE

           May a Participant who has attained Normal Retirement Age but has not incurred a Termination of Employment request a distribution from the Plan (select one)?

           OPTION 1: [X] Yes.

           OPTION 2: [ ] No.

        4. ATTAINMENT OF AGE 59 1/2

           May a Participant who has attained age 59 1/2 request a distribution from the Plan of that portion of the Participant's Individual Account attributable to the following types of contributions while still employed by the Employer (select one)?

           Employer Profit Sharing Contributions and Matching Contributions

           OPTION 1: [X] YES.

           OPTION 2: [ ] Yes, but only with respect to a Participant who is 100 percent Vested in his or her Individual Account attributable to the type of contribution that will be withdrawn.
           OPTION 3: [ ] NO.

           Elective Deferrals

           OPTION 1: [X] YES.

           OPTION 2: [ ] NO.

        5. IN-SERVICE WITHDRAWALS OF EMPLOYER PROFIT SHARING CONTRIBUTIONS AND MATCHING CONTRIBUTIONS

           May a Participant request a distribution from the Plan of that portion of the Participant's Individual Account attributable to Employer Profit Sharing Contributions and Matching Contributions (if applicable) pursuant to Section 5.01(A)(4) of the Plan (select one)?

           OPTION 1: [ ] YES.

           OPTION 2: [ ] Yes, but only with respect to a Participant who is 100 percent Vested in his or her Individual Account attributable to the type of contribution that will be withdrawn.

           OPTION 3: [ ] Yes, but only with respect to a Participant who has participated in the Plan for __________________ or more years and attained age__________________________________________.

           OPTION 4: [ ] Yes, but only with respect to a Participant who is 100 percent Vested and has participated in the Plan for ______ or more years and attained age_____.

           OPTION 5: [X] NO.

           If Options 1 through Option 4 are selected, will such In-Service withdrawals be permitted only on account of hardship pursuant to
           Section 5.01(A)(5)of the Plan (select one)? [ ] Yes [ ] No

           If "Yes" is selected, the definition of hardship [ ] will [ ] will not be limited to the safe harbor definition provided in Section 5.01(A)(6)(b) of the Plan.

        6. WITHDRAWALS OF ROLLOVER CONTRIBUTIONS

           May an Employee request a distribution of his or her rollover contributions at any time?

           OPTION 1: [ ] YES.

           OPTION 2: [X] NO.

        7. WITHDRAWALS OF TRANSFER CONTRIBUTIONS

           May an Employee request a distribution of his or her transfer contributions at any time?

           OPTION 1: [ ] Yes.

           OPTION 2: [X] No.

        8. HARDSHIP WITHDRAWALS OF ELECTIVE DEFERRALS

           May a Participant request a distribution of his or her Elective Deferrals on account of hardship pursuant to Section 5.01(A)(6) of the Plan?

           OPTION 1: [ ] Yes.

           OPTION 2: [X] No.

        9. LOANS

           May a Participant request a loan pursuant to Section 5.19 of the Plan?

           OPTION 1: [X] Yes.

           OPTION 2: [ ] No.

        NOTE: If no option is selected for items 1 through 8, Option I shall be deemed to be selected for such items. If no option is selected for item 9, Option 2 shall be deemed to be selected.

PART B. 1. FORM OF DISTRIBUTION (Answer each of the following items)

        1. LUMP SUM

           May a Participant request a distribution of the Vested portion of his or her Individual Account in a lump sum, subject to Section 5.02(C) of the Plan (select one)?

           OPTION 1: [X] Yes.

           OPTION 2: [ ] No.

        2. INSTALLMENT PAYMENTS

           May a Participant request a distribution of the Vested portion of his or her Individual Account over a period not to exceed the life expectancy of the Participant or the joint and last survivor life, expectancy of the Participant and his or her designated Beneficiary, subject to Section 5.02(C) of the Plan (select one)?

           OPTION 1: [X] Yes.

           OPTION 2: [ ] No.

        3. ANNUITY CONTRACTS

           May a Participant apply the Vested portion of his or her Individual Account toward the purchase of an annuity contract, subject to
           Section 5.02(C) of the Plan (select one)?

           OPTION 1: [X] Yes.

           OPTION 2: [ ] No.

        4. INVOLUNTARY CASHOUTS

           An Eligible Rollover Distribution that exceeds $1,000 but does not exceed $5,000 will be paid in the following pursuant to Sections 5.02 and 5.04 of the Plan (select one):

           OPTION 1: [X] a single sum.

           OPTION 2: [ ] a Direct Rollover to an individual retirement account.

        NOTE: Option 1 must be selected for at least one of items one through three in Part B above. If neither Option is selected for items one through three in Part B above, Option 1 shall be deemed to have been selected for such item. If item four is not completed, Option 2 shall be deemed to have been selected for such item. If this Plan is restating a Prior Plan, the forms of distribution under this Plan must generally be at least as favorable as under the Prior Plan.

PART C. RETIREMENT EQUITY ACT SAFE HARBOR

        Will the safe harbor provisions of Section 5.13(E) of the Plan apply (select one)?

        OPTION 1: [X] Yes.

        OPTION 2: [ ] NO.

        SURVIVOR ANNUITY PERCENTAGE (Complete only if Option 2 is selected.)

        The survivor annuity portion of the Qualified Joint and Survivor Annuity shall be a percentage equal to _________ percent (at least 50 percent but no more than 100 percent) of the amount paid to the Participant prior to his or her death.

        NOTE: If no option is selected, Option 1 shall be deemed to be selected.

NOTE: Section 411(d)(6) of the Code prohibits the elimination of protected benefits. In general, protected benefits include the timing of payout options. If the Plan is restating a Prior Plan that permitted a distribution option described above that involves the timing of a distribution, the selections must generally be at least as favorable as under the Prior Plan. Forms of distributions may be eliminated under certain conditions, but generally only after advance notice has been given to Participants as described in the Basic Plan Document.

                            SECTION SIX: DEFINITIONS
                           COMPLETE PARTS A THROUGH N

PART A. PLAN YEAR MEANS

        OPTION 1: [ ] The 12-consecutive month period which coincides with the
                      Adopting Employer's Fiscal Year.

        OPTION 2: [X] The calendar year.

        OPTION 3: [ ] Other 12-consecutive month period (specify a 12-
                      consecutive month period selected in a uniform and nondiscriminatory manner.)

        NOTE: If no option is selected, Option 1 shall be deemed to be selected.

        If the initial Plan Year is less than 12 months (a short Plan Year) specify such Plan Year's beginning and ending dates.

PART B. LIMITATION YEAR Means

        OPTION 1: [X] The Plan Year.

        OPTION 2: [ ] The calendar year.

        OPTION 3: [ ] Other 12-consecutive month period (specify a 12-
                      consecutive month period selected in a uniform and nondiscriminatory manner.)

        NOTE: If no option is selected, Option 1 shall be deemed to be selected.

PART C. HOURS OF SERVICE EQUIVALENCIES

        Service will be determined on the basis of (select one):

        OPTION 1: [X] Actual hours for which an Employee is paid or entitled to payment.

        OPTION 2: [ ] Days worked. An Employee will be credited with 10
                      Hours of Service if under the definition of Hours of Service Section such Employee would be credited with at least one Hour of Service during the day.

        OPTION 3: [ ] Weeks worked. An Employee will be credited with 45
                      Hours of Service if under the definition of Hours of Service Section-such Employee would be credited with at least one Hour of Service during the week.

        OPTION 4: [ ] Semi-Monthly payroll periods worked. An Employee will be credited with 95 Hours of Service if under the definition of Hours of Service such Employes would be credited with at least one Hour of Service during the semi-monthly payroll period.

        OPTION 5: [ ] Months worked. An Employee will be credited with
                      190 Hours of Service if under the definition of Hours of Service Section such Employee would be credited with at least one Hour of Service during the month.

        NOTE: If no option is selected, Option 1 shall be deemed to be selected. This Section Six, Part C will not apply if the elapsed time method of Section Six, Part D is selected.

PART D. ELAPSED TIME METHOD

        In lieu of tracking Hours of Service of Employees, will the elapsed time method described under the definition of Hours of Service be used (select one)?

        OPTION 1: [X] NO.

        OPTION 2: [ ] YES.

        NOTE: If no option is selected, Option 1 shall be deemed to be selected.

PART E. GENERAL DEFINITION OF COMPENSATION

        Compensation will mean all of each Participant's (select one):

        OPTION 1: [X] W-2 wages.

        OPTION 2: [ ] Section 3401(a) wages.

        OPTION 3: [ ] 415 safe-harbor compensation.

        NOTE: If no option is selected, Option 1 shall be deemed to be selected.

PART F. DETERMINATION PERIOD

        Compensation shall be determined over the following applicable period (select one):

        OPTION 1: [X] The Plan Year.

        OPTION 2: [ ] The calendar year ending with or within the Plan Year.

        NOTE: If no option is selected, Option 1 shall be deemed to be selected.

     G. ELECTIVE DEFERRALS AND COMPENSATION

        Compensation shall include Employer Contributions made pursuant to a salary reduction agreement which are not includible in the gross income of the Employee under Sections 125,132(f)(4), 402(e)(3), 402(h)(l)(B) and 403(b) of the Code (select one):

        OPTION 1: [X] YES.

        OPTION 2: [ ] NO.

        NOTE: If no option is selected. Option 1 shall be deemed to be selected.

PART H. PRE-ENTRY DATE COMPENSATION

        Unless a different definition of Compensation is required by either the Code or ERISA, for the Plan Year in which an Employee enters the Plan, the Employee's Compensation which shall be taken into account for purposes of the Plan shall be (select one):

        OPTION 1: [X] The Employee's Compensation only from the Entry
                      Date, applicable to the particular type of contribution, on which the Employee became a Participant in the Plan.

        OPTION 2: [ ] The Employee's Compensation for the whole of such Plan
                      Year.

        NOTE: If no option is selected, Option 1 shall be deemed to be selected.

PART I. NORMAL RETIREMENT AGE

        The Normal Retirement Age under the Plan shall be (select and complete one):

        OPTION 1: [X] Age 65 (not to exceed 65 or such later age as may be allowed under Section 411(a)(8) of the Code).

        OPTION 2: [ ] The later of age____(not to exceed 65 or such later age as may be allowed under Section 411(a)(8) of the Code) or the _______________ (not to exceed fifth) anniversary of the first day of the first Plan Year in which the Participant commenced participation in the Plan.

        NOTE: If no option is selected, the Normal Retirement Age shall be deemed to be age 591/2.

PART J. EARLY RETIREMENT AGE

        The Early Retirement Age under the Plan shall be (select one):

        OPTION 1: [X] An Early Retirement Age is not applicable under the Plan.

        OPTION 2: [ ] A Participant satisfies the Plan's Early Retirement Age conditions by attaining age___ and completing____ Years of Vesting Service.

        NOTE: If no option is selected, Option 1 shall be deemed to be selected.

PART K. VALUATION DATE

        The Plan Valuation Date shall be (select one).

        OPTION 1: [X] Daily.

        OPTION 2: [ ] The last day of the Plan Year and each other date designated by the Plan Administrator which is selected in a uniform and nondiscriminatory manner.

        OPTION 3: [ ] The last day of each Plan quarter.

        OPTION 4: [ ] The last day of each month.

        OPTION 5: [ ] Other  (specify one or more dates that are selected in a uniform and nondiscriminatory manner, including the last day of the Plan Year.)____________________________________

        NOTE: If no option is selected, Option 2 shall be deemed to be selected.

PART L. HIGHLY COMPENSATED EMPLOYEE

        1. TOP PAID GROUP ELECTION

           For purposes of determining who is a Highly Compensated Employee under the Plan, the top paid group election shall apply (select one):

           OPTION 1: [ ] YES.

           OPTION 2: [X] NO.

           NOTE: If no option is selected, Option 1 shall be deemed to be selected.

        2. CALENDAR YEAR DATA ELECTION

           For purposes of determining who is a Highly Compensated Employee (other than a five percent owner) under the Plan, the calendar year data election shall apply (select one):

           OPTION 1: [ ] YES.

           OPTION 2: [X] NO.

           NOTE: If no option is selected, Option 1 shall be deemed to be selected.

PART M. DISABILITY

        For purposes of this Plan, Disability shall mean (select one):

        OPTION 1: [X] The inability to engage in any substantial, gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

        OPTION 2: [ ] The inability to engage in any substantial, gainful activity in the Employee's trade or profession for which the Employee is best qualified through training or experience.

        NOTE: If no option is selected, Option 1 shall be deemed to be selected.

PART N. Eligibility COMPUTATION PERIOD

        An Employee's Eligibility Computation Periods subsequent to his or her initial Eligibility Computation Period shall be(select one):

        OPTION 1: [ ] The 12 consecutive month periods commencing on the anniversaries of his or her Employment Commencement Date.

        OPTION 2: [X] The Plan Year commencing with the Plan Year beginning during his or her initial Eligibility Computation Period.

        NOTE: If no option is selected, Option 1 shall be deemed to be selected.

                                                                         Part 13

                          SECTION SEVEN: MISCELLANEOUS
                             COMPLEX PARTS A AND B

PART A. PARTICIPANT DIRECTION

        Will Participants be responsible for directing the investment of their Plan assets pursuant to Section 7.22(B) of the Plan (select one)?

        OPTION 1: [X] YES.

        OPTION 2: [ ] NO.

PART B. PERMISSIBLE INVESTMENTS

        The assets of the Plan shall be invested only in those investments described below (to be completed by the Prototype Sponsor): Mutual Funds

NOTE: If no option is selected for Part A above, Option 1 shall be deemed to be selected.

                      SECTION EIGHT: TRUSTEE AND CUSTODIAN
                      COMPLEX PARTS A AND B(AS APPLICABLE)

PART A. CUSTODIAN (This Part A must be completed unless a Trustee is named in Part B, below).

        Financial Organization__________________________________________________
        Address_________________________________________________________________
        Signature_______________________________________________________________
        Type Name________________________________Title__________________________

PART B. TRUSTEE (This Part B must generally be completed unless the Plan covers one or more Self-Employed Individuals or satisfies another exception under Section 403(b) of ERISA. Select one.)

        OPTION 1: [ ] Financial Organization as Trustee

        OPTION 2: [X] Individual Trustee(s)

The Trustee of this Plan shall be a: [X] Directed Trustee  [ ]  Discretionary Trustee

        Name of Trustee WILLIAM CLARK
        Address 47 HULFISH STREET SUITE 310 PRINCETON, NJ 08542-
        Telephone Number  609-683-3667
        Signature /s/ William Clark                Title Chief Business Officer

        Name of  Trustee________________________________________________________
        Address_________________________________________________________________
        Telephone_______________________________________________________________
        Signature______________________________Title____________________________

        Name of Trustee_________________________________________________________
        Address_________________________________________________________________
        Telephone_______________________________________________________________
        Signature______________________________Title____________________________

        Name of Trustee_________________________________________________________
        Address_________________________________________________________________
        Telephone_______________________________________________________________
        Signature______________________________Title____________________________

                        SECTION NINE: EMPLOYER SIGNATURE
                     IMPORTANT: PLEASE READ BEFORE SIGNING

PROTOTYPE SPONSOR

Name of Prototype Sponsor Paychex Retirement Services

Address 1175 John Street West Henrietta, NY 14586-9199

Telephone Number 1-800-472-0072

[ ] Check here and provide the applicable information below if someone other than the Adopting Employer will be the Plan Administrator.

     Name of Plan Administrator_________________________________________________
     Address____________________________________________________________________
     City__________________________State___________________Zip__________________
     Telephone__________________________________________________________________

     Signature of Plan Administrator__________________Date Signed_______________

     Type Name_______________________________________

[ ] Check here if there is an attachment(s) that applies to this Plan (if the box is checked, please describe the attachment(s) below).

      __________________________________________________________________________

I AM AN AUTHORIZED REPRESENTATIVE OF THE ADOPTING EMPLOYER NAMED ABOVE AND I STATE THE FOLLOWING:

1. I ACKNOWLEDGE THAT I HAVE RELIED UPON MY OWN ADVISORS REGARDING THE COMPLETION OF THIS ADOPTION AGREEMENT AND THE LEGAL TAX IMPLICATIONS OF ADOPTING THIS PLAN;

2. I UNDERSTAND THAT MY FAILURE TO PROPERLY COMPLETE THIS ADOPTION AGREEMENT MAY RESULT IN DISQUALIFICATION OF THE PLAN;

3. I UNDERSTAND THAT THE PROTOTYPE SPONSOR WILL INFORM ME OF ANY AMENDMENTS MADE TO THE PLAN AND WILL NOTIFY ME SHOULD IT DISCONTINUE OR ABANDON THE PLAN; AND

4. I HAVE RECEIVED A COPY OF THIS ADOPTION AGREEMENT, THE CORRESPONDING BASIC PLAN DOCUMENT AND, IF APPLICABLE, ANY SEPARATE TRUST AGREEMENT USED IN LIEU OF THE TRUST AGREEMENT CONTAINED IN THE BASIC PLAN DOCUMENT.

Signature of Adopting Employer William Clark        Date Signed 7/5/05

Type Name WILLIAM CLARK                             Title Chief Business Officer

NOTE: The Adopting Employer may rely on an opinion letter issued by the Internal Revenue Service as evidence that the Plan is qualified under Section 401 of the Code except to the extent provided in Revenue Procedure 2000-20, 2000-6 I.R.B. 553 and Announcement 2001-77, 2001-30 I.R.B.. An Employer who has ever maintained or who later adopts any Plan (including a welfare benefit fund, as defined in Section 419(e) of the Code, which provides post-retirement medical benefits allocated to separate accounts for key employees, as defined in Section 4l9A(d)(3) of the Code, or an individual medical account, as defined in Section 415(l)2) of the Code) in addition to this Plan may not rely on the opinion letter issued by the Internal Revenue Service with respect to the requirements of Sections 415 and 416 of the Code. If the Employer who adopts or maintains multiple plans wishes to obtain reliance with respect to the requirements of Sections 415 and 416 of the Code, application for a determination letter must be made to Employee Plans Determinations of the Internal Revenue Service. The Employer may not rely on the opinion letter in certain other circumstances, which are specified in the opinion letter issued with respect to the Plan or in Revenue Procedure 2000-20 and Annoucenment 2001-77. This Adoption Agreement may be used only in conjunction with Basic Plan Document #01. The signature of the Adopting Employer in this Section Nine shall apply to Section 10 of this Adoption Agreement if the Employer is restating its Plan to comply with Revenue Procedure 2000-20.